================================================================================

    As filed with the Securities and Exchange Commission on August 31, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number 811-05128

                         THE SWISS HELVETIA FUND, INC.
                    1270 Avenue of the Americas, Suite 400
                           New York, New York 10020
                                1-888-SWISS-00

                       Rodolphe E. Hottinger, President
                               Hottinger et Cie
                              3 Place des Bergues
                                   C.P. 395
                                CH-1201 Geneva
                                  Switzerland

                     Date of fiscal year end: December 31

           Date of reporting period: January 1, 2007 - June 30, 2007

================================================================================

ITEM 1. REPORT TO STOCKHOLDERS

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Directors and Officers

Samuel B. Witt III, Esq.          Eric R. Gabus
CHAIRMAN (NON-EXECUTIVE)          DIRECTOR EMERITUS
Jean-Marc Boillat                 Baron Hottinger
DIRECTOR                          DIRECTOR EMERITUS
Paul R. Brenner, Esq./1/          Rodolphe E. Hottinger
DIRECTOR                          PRESIDENT
Alexandre de Takacsy              CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf Millisits
Claude Frey                       SENIOR VICE PRESIDENT
DIRECTOR                          CHIEF FINANCIAL OFFICER
R. Clark Hooper                   Philippe R. Comby,
DIRECTOR                          CFA, FRM
Paul Hottinguer                   VICE PRESIDENT
DIRECTOR                          Edward J. Veilleux
Michael Kraynak, Jr./2/           VICE PRESIDENT
DIRECTOR                          SECRETARY
Didier Pineau-Valencienne/2,3/    Scot E. Draeger
DIRECTOR                          ASSISTANT SECRETARY
Stephen K. West, Esq./2/          Glen Fougere
DIRECTOR                          ASSISTANT TREASURER
                                  Peter R. Guarino, Esq.
                                  CHIEF COMPLIANCE OFFICER
-------------------------------------------------------------------------------
/1/AUDIT COMMITTEE CHAIRMAN       /3/GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
/2/AUDIT COMMITTEE MEMBER

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Citibank, N.A.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol "SWZ".

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

MARKET OVERVIEW
    Substantially all equity indices finished the first half of the year with positive results, with emerging markets and the Eurozone registering double digit returns.

    Liquidity in the global equity markets continued to be created by emerging market central banks, which maintain massive foreign reserves. These monetary policies will continue to help support global equity markets, with global economic growth expected to stay around 5%.

    The continued strength of mergers and acquisitions (M&A) activity helped a majority of the markets. Private equity firms have been heavy contributors to this activity, accounting for 20% of the total M&A volume in 2006.

    However, the first half of the year saw an increase in volatility, especially in March, on the back of higher interest rates and a combination of higher inflation expectations coupled with strong economic growth in Asia and in Europe. China also has added to market volatility, but with mitigated damage because of the small size of its domestic equity market. High beta assets such as emerging market equities, small capitalization stocks and cyclical industrial companies continued to be the star performers for the first half of 2007. A possible deterioration of the credit cycle continues to loom as investors, searching for yields, continue to underprice risk in certain structured finance products.

SWISS MARKET OVERVIEW
    During the first half of 2007, the continuous strength of the industrial, biotechnology, food and luxury goods sectors allowed the Swiss Performance Index (SPI) to increase by 8.01% in US dollar terms, outperforming the Standard & Poor's 500 average which returned 6.96%.

    Year-to-date stock market performance across continental Europe varied. Germany clearly outperformed the rest of the pack, while Switzerland was somewhat higher than the average. The SPI return was however also held back by the strong influence of the pharmaceutical and financial sectors.

    The pharmaceutical industry subdued performance was due to pricing pressure resulting from the production and sale of generic products, (especially from companies in emerging markets who are becoming increasingly aggressive in their intellectual property challenges), and from the lack of innovative new products. The industry, in general, has been too conservative in drug research and development, overemphasizing different versions of existing products and over relying on marketing and distribution. Novartis, to some extent, is impacted by these problems. Roche, on the other hand, is harvesting the fruits of a more focused approach, benefiting from the strength of its oncology franchise with Genentech and building up momentum in inflammatory and autoimmune diseases. Novartis, with its generics division, and Roche, with its diagnostic business, are also developing strategies against the commoditization of branded pharmaceuticals.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


    The mid and small cap companies in the bio-pharmaceutical sector, in sharp contrast to traditional large cap companies, performed quite well as they continued to develop and market highly promising drugs.

    The financial sector in Switzerland is benefiting from strength in the private banking and alternative asset management businesses. Performance in the investment banking business, however, varied from bank to bank. Credit Suisse has been doing reasonably well in this area while UBS has been struggling to catch up to its competition and be in the top tier.

    The Swiss industrial sector has been very active with excellent performance in 2007. The energy infrastructure, energy production (including renewable energy), industrial and agricultural machinery sectors were all very strong, and the backdrop for these sectors remains positive. Europe, being the largest trading partner with 62% of exports (including 20% to Germany), is an important contributor to this performance. For the first time in 15 years, European growth in domestic demand is outpacing that of the United States. European growth in non-residential investment has strongly accelerated since mid- 2005 to a pace not seen since 2000. Germany's recovery is an important factor to European growth; as it emerges from a period of deflation and sees its total rate of investment increase after bottoming out at an all time low in 2005. This trend is likely to continue given the large percentage of companies still owned by the government and likely to get privatized.

    Performance in the Swiss utilities sector varied as the development in wholesale prices for electricity and CO/2/ rights was less favorable than in the recent past. While the trend favoring strong pricing is still intact, investors will continue to be concerned by the lack of visibility in government policies pertaining to the environment for new investments.

    Top performing stocks for the first half of the year either had high betas or were involved in M&A activity. The out-performance of small companies was evident in the 25% return of the SPI Small Companies Index, as compared to the 6% return of the SPI Large Companies Index. The best sectors were Oil & Gas (with Petroplus up 70%), and Retail (with Jelmoli, although much more a real estate player, up 59%, and Galenica up 33%).

SWISS ECONOMIC NOTES
    At its last monetary policy assessment of June 14, 2007, the Swiss National Bank (SNB) raised the target range for the three-month Libor by 25 basis points to 2.00-3.00%. The Swiss economy developed even better than expected during the last quarter. (Swiss economic growth accelerated by 0.8% versus consensus of 0.6%). The strongest contributors were household consumption (+0.7%) and exports (+1.6%). Business activity is near a historic peak. (The Purchasing Manager Index is at 62.8 versus its peak of 67.7). Capacity utilization rates are high and employment growth is strong. (The unemployment rate is now at 2.7%). The KOF Swiss economic institute leading economic

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

indicator of business has increased every month this year starting at 1.74 on December 29, 2006 and finishing the first six months of 2007 at 1.98. The consumer confidence indicator has also increased steadily reaching 20 (up from two in December 2005). Given the healthy economic situation, the SNB increased its forecast for real GDP growth from 2% to 2.5% for the whole year.

    Due to a renewed rise in oil prices, stronger than expected economic performance and the pressure on the Swiss franc, exercised in part by the carry trade (funding investment in high yielding currencies by borrowing in low yielding currencies), the SNB has increased its inflation projection to 0.8%
for 2007 (up from 0.5%); to 1.5% for 2008 (up from 1.4%); and to 1.7% for 2009
(up from 1.6%). With the current high level of capacity utilization, and the resulting upside bias to wages, there is some likelihood that production costs will be passed on to consumers. However, this may be offset by an increase in productivity as a result of an accelerated pace of investment in infrastructure.

    Despite continuing increases in short term interest rates, the yield curve is not flattening, because long term rates also are increasing in response to the positive economic outlook. The yield on the ten year bond was at 2.5% on December 29, 2006 and finished at 3.2% on June 29, 2007.

    The euro has remained very strong against the Swiss franc, supported by higher nominal yields. This currency backdrop continues to help Swiss exports to the Eurozone. The US dollar was especially volatile during the second quarter. In April, it reached an intermediate low point of 1.19 Swiss francs in reaction to a report of disappointing US existing homes sales but rebounded later to 1.24 and ended the second quarter at 1.22.

    Despite some improvement in the overall trade balance, the US dollar continues on its path of weakness. Investors expect interest rate differentials to narrow between Europe (including Switzerland) and the United States. The high level of mortgage debt is having a deflationary impact on real estate prices in the United States and therefore consumer spending is under pressure. In this context, there is the increased probability that the Federal Reserve Board's next move will be to cut interest rates. On the other side, the current level of activity in Europe appears to be sustainable as domestic demand supported by real wage increases is becoming the second engine of growth after exports.

FUND PERFORMANCE
    Prior to the expiration of the fund's rights offering at the end of the quarter, the fund's performance was slightly ahead of the SPI. Its relative performance was helped by its underweight in Novartis and UBS, but hurt by its underweight in Nestle and industrial companies and its overweight in utilities and Actelion (which was about flat for the first six months after very good performance in 2006).

    Management's approach of trying to minimize market risk (for example the exposure to macro factors such as the global

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

economic cycle and M&A activity) combined with a search for company specific triggers in its investment choices has led to under-exposing the fund to the sector that benefited the most from the economic upswing. Since the tide of global growth has lifted all boats, this selectivity has not yet paid off. Management expects that more difficult economic conditions and a little less liquidity in the stock markets, will force investors to discriminate more in the positions they take, and that should help validate the fund's investment approach.

SWISS MARKET QUARTERLY CORPORATE NEWS
    SWX (Swiss stock exchange group), SIS (clearing specialist group) and Telekurs (financial data group) announced on May 15, 2007 plans to merge into and under a single holding company. The transaction is expected to take effect in early 2008. These three groups are complementary. The main drivers of the combination are to strengthen Switzerland's financial market infrastructure, thereby making it a competitive global player, and heighten efficiency and innovation across the entire value chain. This open multi-provider architecture should afford unhindered access to possibilities for international collaboration, enabling the three groups to realize joint projects more rapidly and to be more internationally anchored.

    Credit Suisse and UBS would be holders of approximately 1/3 of the share capital of the new holding company. The proposal remains to be accepted by the shareholders at extraordinary general meetings of the three groups. We see this as positive news for the Swiss market.

CORPORATE NEWS
    On May 29, 2007, Jelmoli sold its household electronics and multimedia unit, Fust, to the Swiss Coop Group for 900 million Swiss francs. Pending regulatory approval, this sale confirms Jelmoli's strategy to extract value by focusing on real estate as its sole business.

    On June 18, 2007, Adecco announced that it will acquire Tuja Group of Germany for a total of 800 million euros. This acquisition should significantly increase Adecco's market position in Germany, where the job market has been improving significantly with the unemployment rate declining from 12% in March 2005 to 9.1% in June 2007.

    On June 26, 2007, Roche launched an unsolicited offer for all outstanding shares of Ventana Medical systems for $75.00 per share in cash ($3 billion). Ventana is the leader in histopathology (tissue-based diagnostics). This should help Roche build a strong position in cancer diagnostics, an area where Roche has not had much previous exposure.

    On June 26, 2007, Galenica's iron replacement product, Ferinject, was approved by the European Union. It has been submitted for approval in Switzerland and the US, where such approval is expected later this year.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


------------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS
------------------------------------------------------------------------------------------------------------------------------
                          TOTAL RETURN               TOTAL RETURN AS OF YEAR ENDED DECEMBER 31                   CUMULATIVE
                             YTD AS    ----------------------------------------------------------------------   PERFORMANCE
                           OF 6/30/07   2006   2005  2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-6/30/07
------------------------- ------------ ------ ------ ----- ------ ------- ------- ------ ------ ------ ------ ----------------
SWISS HELVETIA FUND          2.47%     20.56% 33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%     210.42%
Swiss Performance
 Index (SPI)                 8.44%     20.67% 35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%     199.12%
Swiss Market Index
 (SMI)                       4.82%     15.85% 33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%     133.60%
iShares MSCI
 Switzlerland/2
 /(Formerly called
 Webs Switzerland)           7.09%     20.02% 32.45% 6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%     144.25%
CS EF Swiss Blue
 Chips/3,7/                  7.46%     18.78% 32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%     147.89%
UBS (CH) Equity Fund/4,7/    7.38%     18.98% 33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%     145.29%
Pictet (CH) -- Swiss
 Equities/5,7/               9.59%     19.37% 37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%     161.80%
Saraswiss (Bank
 Sarasin)/6,7/               7.16%     18.69% 33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%     132.38%

SOURCES : BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES AND CITIGROUP FUND SERVICES. /1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN ISHARES MSCI SWITZERLAND, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SHARES OF ISHARES MSCI SWITZERLAND ARE TRADED ON THE NEW YORK STOCK
EXCHANGE AND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE SWISS MARKET, AS MEASURED BY THE MSCI SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF SHARES OF ISHARES MSCI SWITZERLAND IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05=1.32,
12/31/06=1.22, AND 6/30/07=1.23.
/3/ THIS FUND GIVES INVESTORS ACCESS TO THE SWISS EQUITY MARKET. IT HAS A BROADLY-DIVERSIFIED PORTFOLIO GEARED TO THE LONG-TERM VALUE GROWTH, WITH A PREFERENCE TO LARGE CAP STOCKS. STOCK SELECTION IS BASED ON CRITERIA SUCH AS COMPANY VALUATION, BUSINESS CLIMATE, MARKET POSITIONING AND MANAGEMENT QUALITY. /4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC
ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF COMPANIES LISTED IN SWITZERLAND AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE
PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)


           ---------------------------------------------------------
                                                     YEAR TO DATE
                                                   DECEMBER 31, 2006
                                                        THROUGH
                                                     JUNE 30, 2007
           --------------------------------------- -----------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                 8.44%
           Swiss Helvetia Fund
            Based on Net Asset Value                     2.47%/(1)/
           CHANGE IN U. S. DOLLAR VS. SWISS FRANC        0.40%
           PERFORMANCE IN U.S. DOLLARS
           SWISS HELVETIA FUND PERFORMANCE
            Based on Net Asset Value                     2.06%/(2)/
            Based on Market Price                       -4.28%
           S & P 500 Index                               6.96%
           MSCI EAFE Index                              10.74%
           Lipper European Fund Index (10 Largest)      13.78%
           Lipper European Fund Universe Average        12.06%

SOURCES: CITIGROUP FUND SERVICES, LLC AND BLOOMBERG
/(1)/ NOT INCLUDING THE RIGHTS OFFERING DILUTION THE NAV PERFORMANCE AS OF 6/30/07 WAS 9.28% IN SWISS FRANC TERMS.
/(2)/ NOT INCLUDING THE RIGHTS OFFERING DILUTION THE NAV PERFORMANCE AS OF 6/30/07 WAS 8.85% IN US DOLLAR TERMS.

OUTLOOK
    We believe the Swiss market continues to have upside potential. The recent performance of the Swiss market has eliminated most of the premium to the rest of Europe that the market had built up over the preceding four years, pushing multiples towards the low end of the range during that period. Moreover, in comparison to companies in Europe and the US, the balance sheets of Swiss corporations are historically overcapitalized and have become even more so during the last four years. Investors are increasing pressure on companies to buy back shares, increase leverage and/or participate in the global M&A market.

    Management's recent visits to private and public companies and its discussions with venture capitalists and private equity investors have confirmed its view of Switzerland as a center of innovation and entrepreneurship with leadership in financial, engineering, machinery, new energy (solar, wind, mini-hydro, geothermal) and healthcare, preserving its potential for new investments.

Sincerely,

/s/ Rodolphe E. Hottinger

Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Rudolf Millisits

Rudolf Millisits
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

June 30, 2007

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Review of Operations (Unaudited)

Trading activity for the six months ended June 30, 2007 involved changes in the following positions:

--------------------------------------------------------------------------------
NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------

Aare-Tessin AG Fuer Elektrizitaet Olten
Addex Pharmaceuticals SA
ABB Ltd., Expires 12/21/07 -- Call Warrant
ABB Ltd., Expires 6/15/07 -- Call Warrant
Lonza Group, Expires 5/18/07 -- Call Warrant
Lonza Group, Expires 6/15/07 -- Call Warrant
Swiss Market Index, Expires 9/21/07 -- Put Warrant
Dufry Group
EMS -- Chemie Holding AG
Forbo Holding AG
Komax Holding AG
Motor Columbus AG
OC Oerlikon Corp. AG
Partners Group
Petroplus Holdings AG
Raetia Energie AG
Schulthess Group AG
Swatch Group AG, Expires 8/15/07 -- OTC Call Option
Tecan Group AG
Temenos Group AG
UMS Schweizerische Metallwerke Holding

--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------

Centralschweizerische Kraftwerke
Schmolz and Bickenbach AG

--------------------------------------------------------------------------------
SECURITIES DISPOSED OF
--------------------------------------------------------------------------------

Bank Sarasin & Cie AG
Cie Financ Richmont, Class A
ABB Ltd., Expires 6/15/07 -- Call Warrant
Lonza Group, Expires 5/18/07 -- Call Warrant
Lonza Group, Expires 6/15/07 -- Call Warrant
Sulzer AG

--------------------------------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
--------------------------------------------------------------------------------

ABB Ltd.
Adecco SA
BKW FMB Energie AG
Jelmoli Holding AG
Julius Baer Holding AG
Kudelski AG
Nestle SA
Novartis AG -- Registered Shares
Roche Holdings -- Genus
Sika AG
Swiss Life Holding
Zurich Financial Services AG

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     June 30, 2007

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- 87.00%

        BANKS -- 12.60%

        380,000 CREDIT SUISSE GROUP/2/
                REGISTERED SHARES                   $ 27,083,061   4.07%
                A global diversified financial
                service company with significant
                activity in private banking,
                investment banking, asset
                management and insurance
                service.
                (Cost $12,095,927)

        100,000 EFG INTERNATIONAL
                REGISTERED SHARES                      4,601,828   0.69%
                Holding company of EFG Bank.
                Offers private banking and asset
                management services.
                (Cost $3,249,443)

        870,000 UBS AG/2/
                REGISTERED SHARES                     52,245,431   7.84%
                A global diversified financial
                service company with significant
                activity in private banking,
                investment banking, and asset
                management.
                (Cost $7,403,841)
                                                    ------------  -----
                                                      83,930,320  12.60%

        BASIC RESOURCES -- 3.39%

         93,236 PRECIOUS WOODS HOLDING AG/1/
                REGISTERED SHARES                      9,280,999   1.39%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $8,284,983)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------

         BASIC RESOURCES -- (CONTINUED)

         132,760 SCHMOLZ AND BICKENBACH AG
                 REGISTERED SHARES                 $ 11,644,664  1.75%
                 Manufactures industrial and
                 construction steel.
                 (Cost $6,621,317)

          75,000 UMS SCHWEIZERISCHE
                 METALLWERKE/1/
                 BEARER SHARES                        1,636,953  0.25%
                 Produces profiles and large
                 dimension rods for electrical
                 engineering, mechanical
                 engineering, and construction
                 companies, lead-free brass wire
                 for batteries, billets, and small
                 diameter wire and rods for the
                 consumer goods and electronics
                 industries.
                 (Cost $1,655,850)
                                                   ------------  ----
                                                     22,562,616  3.39%

         BIOTECHNOLOGY -- 12.92%

         664,655 ACTELION LTD./1, 2/
                 REGISTERED SHARES                   29,637,235  4.45%
                 Biotechnology company that
                 develops and markets synthetic
                 small-molecule drugs against
                 diseases related to the
                 endothelium.
                 (Cost $17,871,161)

         155,983 ADDEX PHARMACEUTICALS SA/1/
                 REGISTERED SHARES                    8,325,355  1.25%
                 Bio-pharmaceutical company that
                 discovers, develops, and markets
                 therapeutic compounds for the
                 treatment of addiction and other
                 neuropsychiatric conditions.
                 (Cost $8,889,353)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     June 30, 2007
             (continued)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         BIOTECHNOLOGY -- (CONTINUED)

         156,200 BASILEA PHARMACEUTICA/1,2/
                 REGISTERED SHARES                 $ 34,474,625   5.17%
                 Conducts research into the
                 development of drugs for the
                 treatment of infectious diseases
                 and dermatological problems.
                 (Cost $21,602,083)

          91,903 SPEEDEL HOLDING AG/1/
                 REGISTERED SHARES                   13,647,476   2.05%
                 Researches and develops
                 therapies for cardiovascular and
                 metabolic diseases
                 (Cost $12,460,344)
                                                   ------------  -----
                                                     86,084,691  12.92%

         CHEMICALS -- 3.69%

          45,000 EMS -- CHEMIE HOLDING AG
                 REGISTERED SHARES                    5,874,674   0.88%
                 Manufactures and markets
                 performance polymers, high-
                 grade chemical intermediates,
                 fine chemicals, and protective
                 bonding, coating and sealing
                 products.
                 (Cost $5,881,838)

          95,931 SYNGENTA AG/2/
                 REGISTERED SHARES                   18,722,826   2.81%
                 Produces herbicides, insecticides
                 and fungicides, and seeds for
                 field crops, vegetables, and
                 flowers.
                 (Cost $7,696,272)
                                                   ------------  -----
                                                     24,597,500   3.69%

                                                               Percent
         No. of                                                of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------

         CONSTRUCTION & MATERIALS -- 2.25%

           1,141 BELIMO HOLDING AG
                 REGISTERED SHARES                $  1,227,953  0.18%
                 World market leader in damper
                 and volume control actuators for
                 ventilation and air-conditioning
                 equipment.
                 (Cost $231,391)

          13,159 FORBO HOLDING AG
                 REGISTERED SHARES                   7,193,644  1.08%
                 Produces floor coverings,
                 adhesives, and belts for
                 conveying and power
                 transmission.
                 (Cost $6,835,652)

           3,220 SIKA AG
                 BEARER SHARES                       6,568,211  0.99%
                 Leading producer of
                 construction chemicals.
                 (Cost $891,990)
                                                  ------------  ----
                                                    14,989,808  2.25%

         FINANCIAL SERVICES -- 3.82%

         218,600 JULIUS BAER HOLDING AG/2/
                 REGISTERED SHARES                  15,677,986  2.35%
                 Offers private banking,
                 institutional asset management,
                 mutual fund, securities
                 brokerage, and corporate finance
                 services.
                 (Cost $10,287,329)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     June 30, 2007
             (continued)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        FINANCIAL SERVICES -- (CONTINUED)

         73,000 PARTNERS GROUP
                REGISTERED SHARES                  $  9,798,058   1.47%
                Global alternative asset
                management firm in private
                equity, private debt, private real
                estate, infrastructure and hedge
                funds
                (Cost $9,419,623)
                                                   ------------  -----
                                                     25,476,044   3.82%

        FOOD & BEVERAGES -- 11.09%

          2,690 BARRY CALLEBAUT AG
                REGISTERED SHARES                     2,032,425   0.31%
                Manufactures cocoa, chocolate,
                and confectionary products.
                (Cost $1,399,816)

            340 LINDT & SPRUNGLI AG
                REGISTERED SHARES                    10,072,944   1.51%
                Major manufacturer of premium
                Swiss chocolates.
                (Cost $1,977,813)

        162,500 NESTLE SA/2/
                REGISTERED SHARES                    61,786,064   9.27%
                Largest food and beverage
                processing company in the
                world.
                (Cost $9,260,283)
                                                   ------------  -----
                                                     73,891,433  11.09%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        INDUSTRIAL GOODS & SERVICES -- 4.88%

        337,457 ABB LTD.
                REGISTERED SHARES                   $  7,654,458  1.15%
                The holding company for ABB
                Group which is one of the largest
                electrical engineering firms in the
                world.
                (Cost $2,243,911)

        116,000 ADECCO SA
                REGISTERED SHARES                      8,986,782  1.35%
                Leading personnel and temporary
                employment company.
                (Cost $5,464,982)

          6,440 INFICON HOLDING AG
                REGISTERED SHARES                      1,129,732  0.17%
                Manufactures and markets
                vacuum instruments used to
                monitor and control production
                processes. Manufactures on-site
                chemical detection and
                monitoring system.
                (Cost $581,616)

         87,215 KOMAX HOLDING AG
                REGISTERED SHARES                     14,730,340  2.21%
                Manufactures wire processing
                machines. Produces machines
                for cutting and stripping round
                and flat wire, crimping and
                insertion machines for
                processing single wires and
                equipment for processing wire
                harnesses.
                (Cost $14,246,410)
                                                    ------------  ----
                                                      32,501,312  4.88%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     June 30, 2007
             (continued)

                                                                 Percent
       No. of                                                    of Net
       Shares               Security                   Value     Assets
       -----------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       INSURANCE -- 1.60%

       15,900 SWISS LIFE HOLDING
              REGISTERED SHARES                     $  4,203,329  0.63%
              Offers financial services including
              life and property insurance,
              institutional investment
              management, and private
              banking services.
              (Cost $2,932,815)

       20,800 ZURICH FINANCIAL SERVICES AG
              REGISTERED SHARES                        6,436,358  0.97%
              Offers property, accident, health,
              automobile, liability, financial risk
              and life insurance and retirement
              products.
              (Cost $3,338,952)
                                                    ------------  ----
                                                      10,639,687  1.60%

       MEDICAL TECHNOLOGY -- 0.60%

       32,205 PHONAK HOLDING AG
              REGISTERED SHARES                        2,890,462  0.43%
              Designs and produces analog
              and digital hearing aids.
              (Cost $1,100,139)

       16,500 TECAN AG/1/
              REGISTERED SHARES                        1,109,334  0.17%
              Develops, manufactures and
              distributes laboratory automation
              components and systems.
              (Cost $1,245,059)
                                                    ------------  ----
                                                       3,999,796  0.60%

                                                               Percent
         No. of                                                of Net
         Shares             Security                 Value     Assets
         -------------------------------------------------------------

         OIL &GAS -- 0.77%

         50,000 PETROPLUS HOLDINGS AG/1/
                REGISTERED SHARES                 $  5,132,180  0.77%
                Refines, supplies, markets and
                distributes petroleum products.
                (Cost $4,687,050)
                                                  ------------  ----
                                                     5,132,180  0.77%

         PERSONAL & HOUSEHOLD GOODS -- 0.83%

         20,950 ADVANCED DIGITAL BROADCAST
                HOLDING SA/1/
                REGISTERED SHARES                    1,239,291  0.19%
                Develops equipment and systems
                to view and interact with digital
                TV broadcast through cable,
                satellite, and telecommunication
                networks.
                (Cost $1,352,807)

         20,000 SCHULTHESS GROUP AG
                REGISTERED SHARES                    2,504,896  0.38%
                Develops, manufactures and sells
                household appliances and
                heating equipment.
                (Cost $2,327,602)

          6,367 SWATCH GROUP AG
                BEARER SHARES                        1,813,057  0.26%
                Manufactures finished watches,
                movements and components.
                Produces components necessary
                to its eighteen watch brand
                companies. Also operates retail
                boutiques.
                (Cost $859,824)
                                                  ------------  ----
                                                     5,557,244  0.83%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     June 30, 2007
             (continued)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         PHARMACEUTICALS -- 16.28%

         781,300 NOVARTIS AG/2/
                 REGISTERED SHARES                 $ 43,986,374   6.60%
                 One of the leading manufacturers
                 of branded and generic
                 pharmaceutical products.
                 Manufactures nutrition products.
                 (Cost $8,326,469)

         363,600 ROCHE HOLDING AG/2/
                 NON-VOTING EQUITY SECURITIES        64,496,279   9.68%
                 Worldwide pharmaceutical
                 company.
                 (Cost $6,578,721)
                                                   ------------  -----
                                                    108,482,653  16.28%

         RETAILERS -- 5.37%

           5,500 DUFRY GROUP
                 REGISTERED SHARES                      620,635   0.09%
                 Operates duty-free shops in
                 countries such as Tunisia, Italy,
                 Mexico, France, Russia, the
                 United Arab Emirates, Singapore,
                 the Caribbean and the
                 United States.
                 (Cost $572,664)

          75,950 GALENICA AG/2/
                 REGISTERED SHARES                   27,824,372   4.18%
                 Manufactures and distributes
                 prescription and over-the-
                 counter drugs, toiletries and
                 hygiene products.
                 (Cost $14,745,078)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------

        RETAILERS -- (CONTINUED)

          2,100 JELMOLI HOLDING AG
                BEARER SHARES                      $  7,359,253  1.10%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $3,707,265)
                                                   ------------  ----
                                                     35,804,260  5.37%

        TECHNOLOGY -- 2.26%

        123,000 KUDELSKI SA
                REGISTERED SHARES                     4,315,437  0.65%
                Designs and manufactures digital
                security products under the
                brand name 'Nagra'.
                (Cost $3,897,054)

          3,500 OC OERLIKON CORP AG
                REGISTERED SHARES                     1,859,089  0.28%
                Manufactures coating machinery,
                semiconductor assembly
                equipment, and satellite
                components.
                (Cost $1,774,439)

        369,200 TEMENOS GROUP AG/1/
                Registered Shares                     8,856,463  1.33%
                Provides integrated software for
                the banking sector.
                (Cost $6,572,320)
                                                   ------------  ----
                                                     15,030,989  2.26%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     June 30, 2007
             (continued)

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        UTILITY SUPPLIERS -- 4.65%

            500 AARE-TESSIN AG FUR ELEKTRIZITAT
                (ATEL)
                REGISTERED SHARES                   $  1,540,062  0.23%
                Generates, transmits, and
                distributes electricity in
                Switzerland and neighboring
                countries.
                (Cost $1,275,915)

        147,250 BKW FMB ENERGIE AG
                REGISTERED SHARES                     15,474,707  2.32%
                Produces electricity using
                nuclear, hydroelectric, solar,
                biomass and wind energy.
                (Cost $7,675,799)

         28,409 CENTRALSCHWEIZERISCHE
                KRAFTWERKE AG
                REGISTERED SHARES                     10,141,104  1.52%
                Supplies electric power, operates
                and maintains distribution
                network facilities, constructs and
                installs equipment, and offers
                consulting services to its clients.
                (Cost $8,525,835)

            200 MOTOR-COLUMBUS LTD.
                BEARER SHARES                          1,824,413  0.27%
                Generates, transmits and
                distributes electricity
                throughout Europe.
                (Cost $1,665,611)

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
       -----------------------------------------------------------------

       UTILITY SUPPLIERS -- (CONTINUED)

           5,000 RAETIA ENERGIE AG
                 PARTICIPATION CERTIFICATE          $  2,047,977   0.31%
                 Generates and distributes electric
                 power from its own hydroelectric
                 stations, as well as from outside
                 nuclear power suppliers of
                 electric power.
                 (Cost $2,035,541)
                                                    ------------  -----
                                                      31,028,263   4.65%

                 TOTAL COMMON STOCKS
                 (Cost $261,750,187)*               $579,708,796  87.00%

       CALL WARRANTS -- 0.16%

       1,100,000 ABB LTD., EXPIRES 12/21/07            1,059,073   0.16%
                                                    ------------  -----

                 TOTAL CALL WARRANTS
                 (Cost $442,941)                       1,059,073   0.16%

       OTC CALL OPTION -- 0.07%

          17,200 SWATCH GROUP AG                         457,928   0.07%
                                                    ------------  -----
          Strike
           Price             Exp. Date
          ------             ---------                         -       -

            $320              8/13/07

                 TOTAL OPTION
                 (Cost $255,574)                         457,928   0.07%
                                                    ------------  -----

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     June 30, 2007
             (concluded)

                                                                 Percent
        No. of                                                   of Net
        Shares                Security                 Value     Assets
       -----------------------------------------------------------------

       PUT WARRANTS -- 0.07%

       2,250,000 SWISS MARKET INDEX,
                 EXPIRES 9/21/07                    $    440,601   0.07%
                                                    ------------ ------

                 TOTAL PUT WARRANTS
                 (Cost $1,474,047)                       440,601   0.07%
                                                    ------------ ------

                 TOTAL INVESTMENTS
                 (Cost $263,922,749)                 581,666,398  87.30%

                 OTHER ASSETS LESS LIABILITIES, NET   85,068,148  12.70%
                                                    ------------ ------

                 NET ASSETS                         $666,734,546 100.00%
                                                    ============ ======

                      PORTFOLIO HOLDINGS
                      % OF TOTAL INVESTMENTS
                       Pharmaceuticals               18.65%
                       Banks                         14.42%
                       Biotechnology                 14.80%
                       Food & Beverages              12.70%
                       Retailers                      6.16%
                       Industrial Goods & Services    5.59%
                       Utility Suppliers              5.33%
                       Chemicals                      4.23%
                       Basic Resources                3.88%
                       Financial Services             4.38%
                       Construction & Materials       2.58%
                       Technology                     2.58%
                       Insurance                      1.83%
                       Personal & Household Goods     0.96%
                       Oil & Gas                      0.88%
                       Medical Technology             0.69%
                       Call Warrants                  0.18%
                       OTC Call Option                0.08%
                       Put Warrants                   0.08%
                                                    ------
                                                    100.00%
                                                    ------

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
*COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR
 FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $319,616,395
                   GROSS UNREALIZED DEPRECIATION    (1,872,746)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $317,743,649
                                                  ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Statement of Assets and Liabilities     June 30, 2007
             (Unaudited)


ASSETS:
   Investments, at value (cost $263,922,749)..............................             $581,666,398
   Cash...................................................................               76,482,443
   Foreign currency (cost $8,016,953).....................................                8,268,895
   Tax reclaims receivable................................................                3,016,010
   Other Receivables......................................................                  153,211
                                                                                       ------------
     Total assets.........................................................              669,586,957
                                                                                       ------------
LIABILITIES:
   Payable for securities purchased.......................................                2,523,086
   Advisory fees payable (Note 2).........................................                  313,730
   Directors' fees and expenses...........................................                   15,595
                                                                                       ------------
     Total liabilities....................................................                2,852,411
                                                                                       ------------
     Net assets...........................................................             $666,734,546
                                                                                       ------------
COMPOSITION OF NET ASSETS:
   Paid in capital........................................................              306,832,144
   Distributable earnings
     Undistributed net investment income..................................   3,591,444
     Accumulated net realized gain from investment and foreign currency transactions.......................................................  38,277,198
     Net unrealized appreciation on investments and foreign currency...... 318,033,760
                                                                           -----------
   Total distributable earnings...........................................              359,902,402
                                                                                       ------------
Net assets................................................................             $666,734,546
                                                                                       ------------
NET ASSET VALUE PER SHARE:
   ($666,734,546 / 32,547,207 shares outstanding, 50 million shares
     authorized)..........................................................             $      20.49
                                                                                       ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

 Statement of Operations (Unaudited)     For the Six Months Ended June 30, 2007


INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $1,172,610)........................... $ 6,644,791
   Interest........................................................................      22,211
                                                                                    -----------
     Total income..................................................................   6,667,002
                                                                                    -----------
EXPENSES:
   Investment advisory fees (Note 2)...............................................   1,931,572
   Directors' fees & expenses......................................................     272,688
   Professional fees...............................................................     176,669
   Administration fees.............................................................     171,143
   Custody fees....................................................................      76,579
   Printing and shareholder reports................................................      71,004
   Accounting fees.................................................................      55,387
   Transfer agent fees.............................................................      12,926
   Interest Expense................................................................      43,671
   Miscellaneous...................................................................     108,697
                                                                                    -----------
     Total expenses................................................................   2,920,336
                                                                                    -----------
     Net investment income.........................................................   3,746,666
                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions.......................................................  39,001,009
     Foreign currency transactions.................................................    (428,435)
   Net change in unrealized appreciation/depreciation from:
     Investment transactions.......................................................   3,603,267
     Foreign currency translations.................................................     231,419
                                                                                    -----------
     Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency...  42,407,260
                                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................... $46,153,926
                                                                                    ===========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

                   Statement of Changes in Net Assets


                                                                 For the           For the
                                                             Six Months Ended    Year Ended
                                                             June 30, 2007/1/ December 31, 2006
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income....................................   $  3,746,666     $    430,342
   Net realized gain (loss) from:
     Investment transactions................................     39,001,009       54,274,788
     Foreign currency transactions..........................       (428,435)          77,287
   Net change in unrealized appreciation/depreciation from:
     Investment transactions................................      3,603,267       70,960,520
     Foreign currency translations..........................        231,419          303,348
                                                               ------------     ------------
   Net increase in net assets from operations...............     46,153,926      126,046,285
                                                               ------------     ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and net realized gains from
     foreign currency transactions..........................             --         (685,681)
   Net realized capital gains...............................    (12,857,564)     (47,712,116)
                                                               ------------     ------------
     Total distributions to stockholders....................    (12,857,564)     (48,397,797)
                                                               ------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in connection with rights
     offering...............................................    135,360,707               --
   Offering costs on rights issuance........................     (4,737,625)              --
   Value of shares issued in reinvestment of dividends and
     distributions..........................................             --       12,903,159
   Value of shares repurchased through stock buyback........             --       (7,550,175)
                                                               ------------     ------------
   Total increase (decrease) from capital share
     transactions...........................................    130,623,082        5,352,984
                                                               ------------     ------------
   Total increase in net assets.............................    163,919,444       83,001,472
NET ASSETS:
   Beginning of year........................................    502,815,102      419,813,630
                                                               ------------     ------------
   End of period (including undistributed net investment
     income (expenses in excess of income) of $3,591,444
     and ($155,222), respectively)..........................   $666,734,546     $502,815,102
                                                               ============     ============

--------------------------------------------------------------------------------
/1/UNAUDITED
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights

                                                             For the
                                                            Six Months
                                                              Ended                  For the Years Ended December 31,
                                                             June 30,    --------------------------------------------------------
                                                             2007/1/        2006        2005        2004       2003       2002
--------------------------------------------------------   ----------    --------    --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period.................  $  20.61     $  17.47    $  16.79    $  15.31   $  11.82   $  13.16
                                                            --------     --------    --------    --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of
    income)...............................................      0.15/2/      0.02/2/     0.05/2/    (0.01)     (0.01)     (0.02)
   Net realized and unrealized gain (loss) on
    investments/3/........................................      1.62         5.14        2.24        2.41       4.24      (0.71)
                                                            --------     --------    --------    --------   --------   --------
   Total from investment operations.......................      1.77         5.16        2.29        2.40       4.23      (0.73)
                                                            --------     --------    --------    --------   --------   --------
   Gain from capital share repurchases....................        --         0.03        0.04        0.02       0.02       0.02
   Capital charge resulting from the issuance of fund
    shares................................................     (1.36)/6/    (0.07)      (0.04)         --      (0.06)        --
                                                            --------     --------    --------    --------   --------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income and net realized
    gains from foreign currency transactions..............      0.00        (0.03)      (0.02)      (0.10)     (0.14)     (0.06)
   Dividends in excess of net investment income...........        --           --          --       (0.01)        --      (0.01)
   Distributions from net realized capital gains..........     (0.53)       (1.95)      (1.59)      (0.83)     (0.56)     (0.56)
                                                            --------     --------    --------    --------   --------   --------
   Total distributions....................................     (0.53)       (1.98)      (1.61)      (0.94)     (0.70)     (0.63)
                                                            --------     --------    --------    --------   --------   --------
   Net asset value at end of period.......................  $  20.49     $  20.61    $  17.47    $  16.79   $  15.31   $  11.82
                                                            ========     ========    ========    ========   ========   ========
   Market value per share at end of period................  $  17.80     $  19.10    $  15.31    $  14.95   $  12.92   $   9.64
                                                            ========     ========    ========    ========   ========   ========
TOTAL INVESTMENT RETURN/4/:
   Based on market value per share........................     (4.28)%      37.64%      13.11%      23.65%     41.76%     (4.46)%
   Based on net asset value per share.....................      2.47%       30.16%      14.92%      17.19%     37.00%     (6.92)%
RATIOS TO AVERAGE NET ASSETS:
   Expenses...............................................      1.10%        1.17%       1.19%       1.14%      1.30%      1.31%
   Net investment income (expenses in excess of
    income)...............................................      1.42%        0.09%       0.27%      (0.08)%    (0.07)%    (0.14)%
SUPPLEMENTAL DATA:
   Net assets at end of period (000's)....................  $666,735     $502,815    $419,814    $401,514   $368,986   $279,799
   Average net assets during period (000's)...............  $533,731     $484,631    $415,074    $378,205   $306,563   $308,018
   Stockholders of record/5/..............................       767          794         740         926        964      1,001
   Portfolio turnover rate................................        14%          34%         37%         41%        89%        83%

--------------------------------------------------------------------------------
/1/UNAUDITED
/2/CALCULATED USING THE AVERAGE SHARES METHOD.
/3/INCLUDES NET REALIZED AND UNREALIZED CURRENCY GAIN (LOSS).
/4/TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT
  RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN
  THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
/5/NOT AUDITED BY DELOITTE & TOUCHE LLP.
/6/ISSUED IN CONNECTION WITH RIGHTS OFFERING.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances, as fully described in its prospectus.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. There were no fair valued securities on June 30, 2007.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for Federal income tax treatment of foreign currency gain/losses.

F. SECURITIES LENDING INCOME
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (continued)

changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. There were no securities on loan during the period ended June 30, 2007.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. The cost basis of foreign denominated assets & liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain
(loss) are disclosed separately.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. The Fund paid the Advisor $1,931,572 in investment advisory fees for the six months ended June 30, 2007. The Fund paid Hottinger & Cie (Zurich) $9,050 in brokerage commissions for the six months ended June 30, 2007.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the "Committee") of the Board. During the six months ended June 30, 2007, the Committee allocated $19,975 of expenses incurred in connection with publicizing the Fund as follows: $9,987 to the Fund and $9,988 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee, which is accrued daily and paid monthly.

On December 28, 2006, Swiss American Securities, Inc. and Credit Suisse First Boston commenced transition of custody

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (continued)

responsibility to Citibank, N.A. the transfer was completed on January 16, 2007. The Fund pays the custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund, its Advisor, or Citigroup, approximately $30,268 per annum in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of approximately $42,568 and for the Chairmen of the Audit Committee and the Governance/Nominating Committee to each of whom the Fund pays an annual fee of approximately $35,567. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended; each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended and each disinterested Director who is a member of the Ad Hoc Rights Offering Committee a fee of $1,000 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors' fees and expenses payable of $15,595 shown on the Statements of Assets & Liabilities represents total dollars owed to Directors that have been accrued and not paid. Directors' fees and expenses of $272,688 shown on the Statement of Operations represent the portion of Directors' fees and expenses accrued during the period January 1, 2007 through June 30, 2007. These fees are calculated by projecting Directors' fees contractually owed and adding estimates of reimbursable expenses based on historical activity.

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 189,187 of the 32,547,207 shares outstanding on June 30, 2007. Transactions in capital shares were as follows:

                           For the Six Months         For the Year Ended
                          Ended June 30, 2007          December 31, 2006
                          -------------------         ------------------
                          Shares       Amount    Shares           Amount
                          ------       ------   ------       ------
       Sales of Shares 8,149,552 $135,360,707       --           --
       Dividends
         Reinvested           --           --  798,957  $12,903,159/(a)/
       Repurchased            --           -- (430,800)  (7,550,175)
                       --------- ------------ --------  -----------
       Net increase
        (decrease)     8,149,552 $135,360,707  368,157  $ 5,352,984
                       ========= ============ ========  ===========

(A)REPRESENTS SHARES ISSUED TO STOCKHOLDERS WHO DID NOT ELECT CASH IN CONJUNCTION WITH A LONG TERM CAPITAL GAINS DISTRIBUTION OF $1.276 PER SHARE PAID JANUARY 31, 2006 TO STOCKHOLDERS OF RECORD ON DECEMBER 19, 2005.

NOTE 5--FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                     Ordinary income          $         --
                     Long-term capital gains  $ 12,864,471
                     Capital and other losses $   (155,222)
                     Unrealized Appreciation  $313,896,791

Gains from foreign currency transactions will be treated as ordinary income for Federal income tax purposes.

For tax purposes, post-October 2006 loss was $155,222. This loss was recognized for tax purposes on January 2, 2007.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2007, were $80,523,482 and $84,489,917, respectively.

NOTE 6--STOCK REPURCHASE PROGRAM
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (continued)

repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 500,000 shares during 2007. During the six months ended June 30, 2007, the Fund did not repurchase or retire any shares.

NOTE 7--LINE OF CREDIT
The Fund has entered into a line of credit agreement with the custodian to be used for temporary purposes. The agreement provides that the Fund may borrow up to an aggregate amount not to exceed $45,000,000 at any one time. The Fund pays interest on the unpaid principal amount of each advance made to it from the day of such advance until such principal amount is paid in full. The interest is payable in arrears on demand, or if no demand has been made, on the last day of the interest period for such advance, pursuant to the agreement.

As of June 30, 2007, the Fund had no loans outstanding under the line of credit. During the six months ended June 30, 2007 the average borrowing was $20.6 million and the average interest rate was 2.26%.

NOTE 8--RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is required to be implemented by calendar year closed-end funds by no later than June 29, 2007. Fund management has determined that the Fund did not have any unrecognized tax benefits as a result of tax positions taken in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the impact, if any, of the SFAS on the Fund's financial statements.

NOTE 9--ADVISORY AGREEMENT APPROVAL
The continuance of the Investment Advisory Agreement between the Fund and HCC (the "Agreement") was approved by the Board at a meeting on May 24, 2007. The Independent Directors met with representatives of HCC before the meeting and evaluated information that they deemed necessary to enable them to determine that the Investment Advisory Agreement (the "Agreement") would be in the best interests of the Fund and its stockholders. Their evaluation included information concerning the Fund's performance and expenses (including the fees paid to HCC for its services), the nature, extent and quality of the services HCC provided to the Fund, the financial position and profitability of HCC, and other benefits that HCC or its parent derived from managing the Fund.

The Independent Directors reviewed the Fund's investment performance, determining that the relevant measures should be in terms of its net asset value as measured in Swiss francs because the Fund's portfolio securities and cash were denominated in Swiss francs and because, as a matter of policy, the Fund did not hedge its currency exposure. They compared the Fund's investment performance for first quarter of 2007 and each of the past ten calendar years with the Swiss Performance Index ("SPI"), with the performance of the Swiss iShares traded on the New York Stock Exchange, and with the performance of a peer group of equity investment funds managed by Swiss advisers with publicly available performance information. In comparing the Fund's performance with the performance of the SPI, they considered the fact that, unlike the Fund, the performance of the SPI did not include the impact of any expenses. As a result of this evaluation, they concluded that the Fund's performance for the three months of 2007 and each of the ten years ended 2006 was reasonable in relation to the comparisons and outperformed them for the three-month 2007 period and on a cumulative basis.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (concluded)


The Independent Directors compared the Fund's one-, three- and five-year investment performance in U.S. dollar terms with that of other U.S. registered closed-end European country funds. While the Fund's performance was below that of most of these other funds, the Independent Directors concluded that this was due to performance differences of the Swiss market vs. the other European countries and, to a lesser extent, the effect of the Swiss franc-U.S. dollar exchange rates vs. the euro-U.S. dollar exchange rates and therefore was not an indicator of HCC's investment performance.

The Independent Directors also evaluated the fees HCC charged the Fund for investment advisory services as compared to the fees paid by U.S. registered closed-end European country funds. They determined that the fees paid to HCC, even when combined with the seven basis point administration fee paid to the Fund's unaffiliated administrator, were among the lowest in each group. HCC also had represented that the combined investment advisory fee and administration fee was also lower than the fees HCC's parent charged to its private advisory clients and to a Luxembourg-based fund it managed with similar investment objectives and strategies.

The Independent Directors separately considered the fees charged by HCC including breakpoints at various asset levels. They also took note of the increase in the Fund's net assets that would result from the pending rights offering, the related increase in advisory fees payable to HCC and where the new asset level would fall on the breakpoint schedule. They concluded that the breakpoints (which were voluntarily adjusted by HCC in 1998 to the benefit of the Fund) allowed the Fund to share in economies of scale as its assets grew.

The Independent Directors evaluated the nature of the Fund, the creativity of HCC in developing the Fund's investment strategies, and the complexity of the Swiss securities market. They determined that HCC's services to the Fund were highly professional and that the qualifications and number of HCC personnel, the availability of company research and market and financial information from HCC's parent in Switzerland, and the continuity of HCC personnel over time were all desirable factors.

The Independent Directors considered the financial condition of HCC, noting that the advisory fees it received from the Fund comprised the majority of its income. They concluded that HCC's financial condition was sound and that its profitability was reasonable for the services it provided to the Fund. They considered other benefits that HCC or its parent could be considered to derive from their relationship with the Fund including limited brokerage commissions from executing Fund transactions, the marketing value of the Fund's performance in attracting other clients, and the cost benefits to HCC of soft dollar research and portfolio and financial information services. They determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors and the assistance of independent legal counsel, the Independent Directors concluded that the Fund's advisory fee rate was reasonable in relation to the service to be rendered by HCC and therefore recommended that the Board approve the continuance of the Agreement.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)


   This report is sent to the stockholders of the Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Rights Offering

RESULTS
The Fund successfully concluded a rights offering on June 22, 2007, which resulted in the issuance of an additional 8,149,552 shares of the Fund's common stock. The Fund issued one right for every share held on the record date, May 24, 2007, and three rights were required to subscribe for one additional share. The final subscription price for a share of the Fund's common stock was $16.60. The rights were transferable and traded on the New York Stock Exchange from May 24, 2007 through June 22, 2007. The net proceeds to the Fund were approximately $130 million after offering fees and expenses of $4.7 million. The rationale for the rights offering was to allow the Fund to better take advantage of current and future investment opportunities presented by the prospects of a continuing positive economic environment and the Fund's recently-broadened investment parameters. Management believes that it can utilize the Fund's recently broadened investment strategies to seek attractive investment opportunities in real estate, private equity and small and medium sized companies. Management and the Fund's Board of Directors believed that the rights offering was the most effective way to raise additional assets for the Fund while offering stockholders the opportunity to buy additional shares of the Fund at a discounted price.

PROCEEDS
As of August 24, 2007, the Fund has 4.2% of its total assets in cash. Since the end of June, the Fund has increased its position in small- and mid-cap industrial companies, including those involved with renewable energy, such as OC Oerlikon and Komax, and other industrials like Schmolz and Bickenbach in the high end steel business, and Petroplus in the oil refining business. The Fund also has increased its position in certain bio-pharmaceutical companies, such as Addex, and added new portfolio holdings in small- and mid-cap biotechnology companies such as Bachem and Santhera. With respect to alternative investments, the Fund has increased its position in an asset manager, Partners Group, and also made two investments in private equity funds--one in buy-out and one in venture capital. The Fund has not yet invested in the real estate sector, as the Advisor is expecting a short-term consolidation in prices as a result of recent increases in long-term interest rates. The Fund estimates that the proceeds from the rights offering will be substantially invested in accordance with its investment objective and policies within four to six months of the completion of the offering, depending on the public or private nature of the investment, which is ahead of the six to twelve months originally contemplated prior to the offering.

Proxy Voting Information
At the Annual Meeting of Stockholders, held on May 24, 2007 shares were voted as follows on the proposals presented to the Stockholders:

1. To elect three Class I Directors to serve for a three year term:

                                                    Withhold
                                               For Authority
                                               --- ---------
                   Claude W. Frey       17,219,671 3,766,551
                   Jean-Marc Boillat    17,370,099 3,616,123
                   Alexandre de Takacsy 16,919,299 4,066,923

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited) (concluded)


2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the year ending December 31, 2007:

                          For          Against Abstain
                          ---          ------- -------
                          17,619,423 3,119,362 247,436

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications
The Fund's chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of June 8, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR and Form N-Q contain certifications by the Fund's chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund's disclosures in such reports and certifications regarding the Fund's disclosure controls and procedures and internal control over financial reporting.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the "Codes"). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

   The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

   Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

   Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividends Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even though

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividends Reinvestment Plan (Unaudited) (concluded)

the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust
     Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A SWISS INVESTMENTS FUND





                         THE SWISS HELVETIA FUND, INC.

                               EXECUTIVE OFFICES
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com

                                   THE SWISS
--------------------------------------------------------------------------------
                                   HELVETIA
--------------------------------------------------------------------------------
                                  FUND, INC.
--------------------------------------------------------------------------------
                                  www.swz.com





SEMI-ANNUAL REPORT
FOR THE
PERIOD ENDED
JUNE 30, 2007

ITEM 2. CODE OF ETHICS

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                                                                                     (d) Maximum
                                                                                     Number (or
                                                                (c) Total Number of  Approximate
                                                                Shares (or Units)    Dollar Value) of
                                                                Purchased as Part of Shares that May
                                                                Publicly             Yet Be Purchased
                          (a) Total Number of (b) Average Price Announced Plans or   Under the Plans or
Period                    Shares Purchased    Paid per Share    Programs             Programs
------                    ------------------- ----------------- -------------------- ------------------
01/01/07 - 01/31/07                         0                 0                    0            500,000
02/01/07 - 02/28/07                         0                 0                    0            500,000
03/01/07 - 03/31/07                         0                 0                    0            500,000
04/01/07 - 04/30/07                         0                 0                    0            500,000
05/01/07 - 05/31/07                         0                 0                    0            500,000
06/01/07 - 06/30/07                         0                 0                    0            500,000
Total                                       0                 0                    0            500,000

At the December 7, 2006 meeting of the Registrant's Board of Directors (the "Board"), the Board approved the purchase of up to 500,000 shares of the Registrant by Hottinger Capital Corp., the Registrant's investment adviser. The approved purchase plan, announced to the public in a press release on December 7, 2006, expires on December 31, 2007. The Registrant does not intend to terminate the plan prior to its expiration.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes to procedures.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant THE SWISS HELVETIA FUND, INC.

By   /s/ Rodolphe E. Hottinger
     --------------------------------
     Rodolphe E. Hottinger,
     Chief Executive Officer

Date August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Rodolphe E. Hottinger
     --------------------------------
     Rodolphe E. Hottinger,
     Chief Executive Officer

Date August 24, 2007

By   /s/ Rudolf Millisits
     --------------------------------
     Rudolf Millisits,
     Chief Financial Officer

Date August 24, 2007